                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (File Nos. 333-73456, 333-61313, 333-10059, 333-14687 and
333-26589) and Form S-3 (File No. 333-31241, 333-86976 and 333-104148) of The
Quigley Corporation of our report dated March 26, 2004, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Philadelphia, PA
March 26, 2004